UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 7, 2006

UnitedHealth Group Incorporated

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 952-936-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Part D Accounting

The Company has concluded discussions initiated by the Company with the Securities and Exchange Commission with respect to interim period accounting and reporting under the Company’s contract with the Centers for Medicare & Medicaid Services (“CMS”) to provide Medicare Part D insurance benefits beginning January 1, 2006. The accounting and reporting conclusions are consistent with the guidance we have previously described as “expected GAAP” and are summarized as follows:

Under GAAP	Under Management Reporting
• Recognize premium revenues evenly over the contract period	• Recognize premium revenues evenly over the contract period

• Recognize pharmacy benefit costs and administrative costs as incurred

•     Defer a portion of pharmacy benefit costs incurred in earlier interim periods to later periods to more closely match benefit costs with the associated revenue recognition over the contract period

•     Recognize administrative costs as incurred

• Recognize in each quarter a risk-share premium adjustment consistent with legal rights and obligations under the contract as if the quarter represented an entire contract period

•     Risk share premium adjustments are not anticipated, as reported quarterly profit margins are based upon estimated full year profit margins, which are not expected to fall within the risk-sharing provisions of the CMS contract

This accounting and reporting issue pertains to interim reporting periods only. Annual results are not affected by this accounting application as the Management and GAAP approaches are the same on a full year reporting basis.

The Company believes Management Reporting is appropriate as an alternative presentation because the Company views each interim period as being an integral part of the annual period pursuant to its annual contract with CMS. As such, the Company evaluates the Medicare Part D interim financial results in relation to expected full year benefit utilization results under the annual Medicare Part D contract. Accordingly, under “Management Reporting,” a portion of pharmacy benefit costs expected to be incurred in the first and second quarters of 2006 will be deferred based on actuarial estimates that consider expected benefit utilization results for the full annual contract period. This approach matches benefit costs with associated premium revenues during interim periods of the annual Medicare Part D contract.

As previously stated, the Company expects strong revenue growth, outstanding cash generation and a very positive earnings performance in 2006. The outcome of the SEC discussions regarding Part D interim period reporting has no impact on our outlook for first quarter results. The Company expects to announce first quarter results on April 18, 2006. Results relating to the Company’s Medicare Part D contract will be included on both a GAAP basis and a Management Reporting basis.

Stock Option Review

The Company’s proxy statement filed on April 7, 2006 includes the following disclosure under the heading “Other Matters”:

In light of recent focus by the Securities and Exchange Commission and others on stock option grant practices by publicly traded companies, the Company’s Chairman and Chief Executive Officer recommended that the Board of Directors appoint a Committee comprised of independent directors to retain and work with outside legal counsel to review the Company’s current and historic stock option grant practices. The Board of Directors accepted this recommendation and formed a Committee of independent directors. The Committee has engaged independent counsel to assist in its review. In response to a call from the staff of the Securities and Exchange Commission, the Company has advised the staff of the appointment of the Committee and counsel.

On March 29, 2006, a derivative action relating to the issues being reviewed by the Committee was filed in the United States District Court for the District of Minnesota naming as defendants all directors other than Donna Shalala, as well as the Company as a nominal defendant.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

UnitedHealth Group and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements in this report, in presentations, press releases, filings with the Securities and Exchange Commission, reports to shareholders and in meetings with analysts and investors. Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors. These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-looking statements. Some factors that could cause results to differ materially from the forward-looking statements include:

•	increases in health care costs that are higher than we anticipated in establishing our premium rates, including increased consumption of or costs of medical services;

•	heightened competition as a result of new entrants into our market, and consolidation of health care companies and suppliers;

•	events that may negatively affect our contract with AARP;

•	uncertainties regarding changes in Medicare, including coordination of information systems and accuracy of certain assumptions;

•	funding risks with respect to revenue received from Medicare and Medicaid programs;

•	increases in costs and other liabilities associated with increased litigation, legislative activity and government regulation and review of our industry;

•	our ability to execute contracts on competitive terms with physicians, hospitals and other service providers;

•	regulatory and other risks associated with the pharmacy benefits management industry;

•	failure to maintain effective and efficient information systems, which could result in the loss of existing customers, difficulties in attracting new customers, difficulties in determining medical costs estimates and appropriate pricing, customer and physician and health care provider disputes, regulatory violations, increases in operating costs, or other adverse consequences;

•	possible impairment of the value of our intangible assets if future results do not adequately support goodwill and intangible assets recorded for businesses that we acquire;

•	potential noncompliance by our business associates with patient privacy data;

•	misappropriation of our proprietary technology; and

•	anticipated benefits of acquiring PacifiCare may not be realized.

This list of important factors is not intended to be exhaustive. A further list and description of some of these risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K and quarterly reports on Form 10-Q. Any or all forward-looking statements we make may turn out to be wrong. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

April 7, 2006	By:	/s/ David J. Lubben
	Name:	David J. Lubben
	Title:	General Counsel and Secretary